Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER





I, Richard C. Ford, Chief Executive Officer of Puradyn Filter Technologies Incorporated ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                May 14, 2004



                                                /s/ Richard C. Ford
                                                ------------------------
                                                Name: Richard C. Ford
                                                Title: Chief Executive Officer